UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2025

Twin Hospitality Group Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42395	99-1232362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 Belt Line Road, Suite 1200 Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 941-3150

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TWNP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 18, 2025, the Board of Directors (the “Board”) of Twin Hospitality Group Inc. (the “Company”) appointed Andrew Wiederhorn as a director of the Company to fill a vacancy on the Board, for a term expiring at the Company’s 2025 Annual Meeting of Stockholders. Mr. Wiederhorn was also appointed Chairman of the Board of Directors.

Mr. Wiederhorn, age 59, is the founder and Chairman of the Company’s parent company, FAT Brands Inc. (“FAT Brands”), and served as President and CEO of FAT Brands from March 2017 until May 2023. Mr. Wiederhorn received his B.S. degree in Business Administration from the University of Southern California in 1987, with an emphasis in Finance and Entrepreneurship.

Mr. Wiederhorn will receive standard compensation payable to non-employee directors of the Company, consisting of $100,000 in annual cash compensation and an annual award of stock options for 10,000 shares. In addition, Mr. Wiederhorn has been providing consulting services to the Company since its spin-off as a separate publicly traded company in January 2025, and received an award of restricted stock for 300,000 shares of Common Stock for such services from the Company’s Management Equity Plan.

In addition, Mr. Wiederhorn’s adult children, Thayer Wiederhorn (Chief Operating Officer of FAT Brands), Taylor Wiederhorn (Chief Development Officer of FAT Brands), and Mason Wiederhorn (Chief Brand Officer of FAT Brands), have each been providing consulting services to the Company since its spin-off, and each of them received an award of restricted stock for 200,000 shares for such services from the Company’s Management Equity Plan. Andrew Wiederhorn does not have any interest in such awards nor does he share a household with any of those individuals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Twin Hospitality Group Inc.

Date:	August 22, 2025	/s/ Kenneth J. Kuick
Kenneth J. Kuick
Chief Financial Officer